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                           ARTHUR ANDERSEN LLP



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated December 2, 1994 included in Charter Medical Corporation's Form 10-K for the year ended September 30, 1994 and to all references to our firm included in this Registration Statement.




                                            /s/Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP